Exhibit 10.19

NEKTAR THERAPEUTICS

2000 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

Nektar Therapeutics (the “Company”), pursuant to its 2000 Equity Incentive Plan (the “Plan”), hereby awards to Participant the number of Restricted Stock Units set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.

Participant:	______________________________________________

Date of Grant:	______________________________________________

Number of Restricted Stock Units:	______________________________________________

Vesting Schedule:	Subject to the limitations contained herein, the Restricted Stock Units subject to this Award shall vest as follows: (i) ___% of the Restricted Stock Units shall vest on the achievement of [corporate objective], (ii) ___% of the Restricted Stock Units shall vest on the achievement of [corporate objective], (iii) ___% of the Restricted Stock Units shall vest on the achievement of [corporate objective], and (iv) ___% of the Restricted Stock Units shall vest on the achievement of [corporate objective].

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Restricted Stock Units of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:	______________________________________________

______________________________________________

NEKTAR THERAPEUTICS		PARTICIPANT:

By:
	Signature		Signature

Name:		Name:
	Print		Print

Title:		Date:

Date:

ATTACHMENTS:	Restricted Stock Unit Agreement
2000 Equity Incentive Plan

1.

ATTACHMENT I

RESTRICTED STOCK UNIT AGREEMENT

ATTACHMENT II

2000 EQUITY INCENTIVE PLAN

NEKTAR THERAPEUTICS

2000 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

Nektar Therapeutics (the “Company”), pursuant to its 2000 Equity Incentive Plan (the “Plan”), hereby awards to Participant the number of Restricted Stock Units set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.

Participant:	______________________________________________

Date of Grant:	______________________________________________

Number of Restricted Stock Units:	______________________________________________

Vesting Schedule:	Subject to the limitations contained herein, the Restricted Stock Units subject to this Award shall vest as follows: (i) ___% of the Restricted Stock Units shall vest on [date], (ii) ___% of the Restricted Stock Units shall vest on [date], (iii) ___% of the Restricted Stock Units shall vest on [date], and (iv) 30 % of the Restricted Stock Units shall vest on [date].

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Restricted Stock Units of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:	______________________________________________

______________________________________________

NEKTAR THERAPEUTICS		PARTICIPANT:

By:
	Signature		Signature

Name:		Name:
	Print		Print

Title:		Date:

Date:

ATTACHMENTS:	Restricted Stock Unit Agreement
2000 Equity Incentive Plan

1.

ATTACHMENT I

RESTRICTED STOCK UNIT AGREEMENT

ATTACHMENT II

2000 EQUITY INCENTIVE PLAN

NEKTAR THERAPEUTICS

2000 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to your Restricted Stock Unit Grant Notice (“Grant Notice”) and this Restricted Stock Unit Agreement (“Agreement”) (collectively, the “Award”), Nektar Therapeutics (the “Company”) has awarded you, pursuant to its 2000 Equity Incentive Plan (the “Plan”), the number of Restricted Stock Units as indicated in the Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows.

1. VESTING. Subject to the limitations contained herein, your Award shall vest as provided in the Grant Notice, provided that vesting shall cease upon the termination of your Continuous Service. Any Restricted Stock Units that have not vested shall be forfeited upon the termination of your Continuous Service.

2. DIVIDENDS. You shall not receive any payment or other adjustment in the number of your Restricted Stock Units for dividends or other distributions that may be made in respect of the shares of Common Stock to which your Restricted Stock Units relate.

3. DISTRIBUTION OF SHARES OF COMMON STOCK. The Company will deliver to you a number of shares of Common Stock equal to the number of vested shares of Common Stock subject to your Award on the vesting date or dates provided in your Grant Notice; provided, however, that the shares of Common Stock subject to your Award that vest on or prior to the execution of your Grant Notice shall be delivered as soon as practicable following the date of execution of your Grant Notice; and provided further, however, that in the event that the Company determines that you are subject to its policy regarding insider trading of the Company’s stock and any shares of Common Stock subject to your Award are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during a “window period” applicable to you, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable within the next “window period” applicable to you pursuant to such policy.

4. NUMBER OF SHARES. The number of Restricted Stock Units subject to your Award may be adjusted from time to time for capitalization adjustments, as provided in Section 11(a) of the Plan.

5. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock under your Award unless the shares of Common Stock are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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6. EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award. This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

7. RESTRICTIVE LEGENDS. The shares of Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

8. TRANSFERABILITY. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 3 of this Agreement.

9. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue such service. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.

10. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of vested Restricted Stock Units subject to your Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to Section 3 of this Agreement.

11. WITHHOLDING OBLIGATIONS. You shall be required to deposit with the Company an amount of cash equal to the amount determined by the Company to be required with respect to any federal, state, local or foreign withholding obligations of the Company in connection with the Award or conversion of Restricted Stock Units into shares of Common Stock. Alternatively, the Company, in its sole discretion, may withhold the required amounts from your pay during the pay periods immediately preceding and/or next following the date on which any such applicable tax liability arises or may permit you, subject to such conditions as the Company may require, to elect to have the Company withhold a number of shares of Common Stock otherwise deliverable having a Fair Market Value sufficient to satisfy such withholding obligations. The Company shall not deliver any shares of Common Stock unless you have made provision for withholding that is satisfactory to the Company, in its sole discretion.

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12. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

13. HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

14. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15. AMENDMENT. Nothing in this Agreement shall restrict the Company’s ability to exercise its discretionary authority pursuant to Section 3 of the Plan; provided, however, that no such action may, without your consent, adversely affect your rights under your Award and this Agreement.

16. MISCELLANEOUS.

(a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

17. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

18. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of California without regard to such state’s conflicts of laws rules.

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